                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            NBC CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         [NBC CAPITAL CORPORATION LOGO]


                                  April 9, 2001



Dear Fellow Shareholders:

         We cordially invite you to attend the 2001 annual meeting of shareholders of NBC Capital Corporation. The annual meeting will be held beginning at 5:00 p.m., local time, on Tuesday, May 8, 2001, at the National Bank of Commerce, Columbus Banking Center, 803 Main Street, Columbus, Mississippi. The formal notice of the annual meeting appears on the next page.

         The annual meeting has been called for the following purposes: (1) to elect twenty-one directors of NBC Capital Corporation to serve until the 2002 annual meeting and (2) to transact such other business as may properly come before the annual meeting or any adjournment thereof.

         We hope that you will be able to attend the annual meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Your Board of Directors recommends a vote "FOR" the election as directors of those nominees named in the accompanying proxy statement.

         We are gratified by our shareholders' continued interest in NBC Capital Corporation, and are pleased that in the past so many of you have voted your shares. We look forward to seeing you at the annual meeting.


                                          Sincerely yours,

                                          /S/ Lewis F. Mallory, Jr.

                                          Lewis F. Mallory, Jr.
                                          Chairman of the Board and
                                          Chief Executive Officer

                             NBC CAPITAL CORPORATION
                              301 EAST MAIN STREET
                          STARKVILLE, MISSISSIPPI 39701


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 8, 2001


         Notice is hereby given that the annual meeting of shareholders of NBC Capital Corporation will be held beginning at 5:00 p.m., local time, on Tuesday, May 8, 2001 at the National Bank of Commerce, Columbus Banking Center, 803 Main Street, Columbus, Mississippi. The annual meeting has been called for the following purposes:

         (1) to elect twenty-one directors of NBC Capital Corporation to serve until the 2002 annual meeting or until their successors are duly elected and qualified; and

         (2) to transact such other business as may properly come before the annual meeting.

         The Board of Directors has fixed the close of business on Wednesday, April 4, 2001 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the annual meeting.

         Your vote is important. Regardless of whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the annual meeting.


                                    By Order of the Board of Directors,

                                    /S/ Hunter M. Gholson

                                    Hunter M. Gholson
                                    Secretary


April 9, 2001

                             NBC CAPITAL CORPORATION
                              --------------------


                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD TUESDAY, MAY 8, 2001

         This proxy statement is furnished to the shareholders of NBC Capital Corporation (the "Corporation"), in connection with the solicitation of proxies on behalf of the Board of Directors for use at the 2001 annual meeting of shareholders to be held at 5:00 p.m., local time, on Tuesday, May 8, 2001, at the National Bank of Commerce, Columbus Banking Center, 803 Main Street, Columbus, Mississippi, or any adjournments or postponements thereof.

         The Corporation's principal executive offices are located at 301 East Main Street, Starkville, Mississippi 39701, and its telephone number is (662) 323-1341.

         This proxy statement, the accompanying proxy card and the notice of annual meeting are first being distributed to shareholders on or about April 9, 2001.

         At the meeting, shareholders will have the opportunity to consider and vote upon:

         - the election of 21 directors to serve until the 2002 annual meeting; and

         - any other matter that may properly come before the annual meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on Wednesday, April 4, 2001 as the record date for the annual meeting. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. As of April 4, 2001, there were 6,202,460 shares of the Corporation's common stock outstanding. The Corporation has no other outstanding class of securities.

         IF YOU HAVE NOT ALREADY DONE SO, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

SOLICITATION AND REVOCATION OF PROXIES

         If you have delivered a proxy for the annual meeting, you may revoke it any time before it is voted by attending the meeting and voting in person, giving written notice revoking your proxy to the corporate secretary prior to the date of the annual meeting, or by submitting a signed proxy before the meeting dated later than your initial proxy.

         If a proxy card is returned properly signed and dated, the shares represented by the proxy will be voted at the annual meeting in accordance with the instructions on the card. If a proxy card is returned properly signed and dated but no instructions are given, the shares represented by that proxy card will be voted "FOR" the election as directors of those nominees named herein. The proxy card also gives the individuals named as proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the annual meeting. The Board of Directors is not aware of any other matter to be presented at the meeting other than the election of directors.

         The Corporation will bear the cost of soliciting proxies from its shareholders. The Corporation will solicit shareholder votes by mail, and possibly by telephone or other means of telecommunication. Directors, officers and employees of the Corporation may also solicit shareholder votes in person. If these individuals solicit your vote in person, they will receive no additional compensation for doing so. The Corporation's stock transfer agent, SunTrust Bank, will also assist in the solicitation of proxies from brokers and nominees of shareholders for the meeting. The Corporation estimates that fees of SunTrust will not exceed $8,500, plus out-of-pocket costs and expenses. The Corporation will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners.

QUORUM

         A majority of the votes entitled to be cast at the annual meeting constitutes a quorum. A share, once represented for any purpose at the annual meeting, is deemed present for purposes of determining a quorum for the remainder of the annual meeting. This is true even if the shareholder abstains from voting with respect to any matter brought before the annual meeting.

         Each share of the Corporation's common stock outstanding on April 4, 2001 entitles its holder to one vote on any proposal that may properly come before the annual meeting. In the election of directors, shareholders are entitled to cumulate their votes. See the section titled "Election of Directors" for voting procedures regarding the election of directors.

         As of March 23, 2001, the directors and executive officers of the Corporation beneficially owned a total of 925,148 shares, or approximately 14.9%, of the outstanding shares of the Corporation's common stock. These individuals have indicated that they will vote for each of the nominees for director listed in this proxy statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the shareholders vote for each person listed as a nominee for the position of director in this proxy statement.


                              ELECTION OF DIRECTORS

         At the annual meeting, shareholders will elect 21 directors to serve until the 2002 annual meeting. The Board of Directors has nominated the 21 persons listed on the proxy card, each of whom is currently a director of the Corporation.

VOTING PROCEDURES

         Shareholders have cumulative voting rights in the election of directors. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many candidates as the shareholder chooses. Because the number of directors to be elected is 21, a shareholder owning ten shares may cast 210 votes for one nominee, ten votes for each of the 21 nominees or allocate the 210 votes among the several nominees in any manner. The 21 candidates receiving the highest number of votes cast will be elected.

         If a shareholder returns a properly signed and dated proxy card, but does not allocate votes or mark out the name of any nominee on the card, the proxy holders will vote all shares represented by proxy in favor of each of the 21 nominees, while reserving the right, however, to cumulate the votes represented by proxies and distribute them among the nominees at their discretion. Otherwise, the signed proxy card will be voted as indicated on the card. If, for any reason, one or more of the nominees should not be available as a candidate for director (an event that the Board of Directors does not anticipate), the proxy holders will vote for such other candidate or candidates as may be nominated by the Board of Directors, and discretionary authority to do so is included in the proxy card. If shareholders attending the annual meeting cumulate their votes such that all of the nominees cannot be elected, then the proxy holders will cumulate votes to elect as many of the Board's nominees as possible.

THE BOARD OF DIRECTORS' NOMINEES

          The table beginning on the next page provides certain information concerning the 21 nominees for election as directors of the Corporation. Information concerning each nominee has been furnished to the Corporation by the nominee.

         The Board of Directors recommends a vote "FOR" the election as directors of all the nominees.

                                          DIRECTOR
NAME                                AGE     SINCE   PRINCIPLE OCCUPATION
--------------------------------------------------------------------------------
Mark A. Abernathy (1)               44       1994   President and Chief
                                                    Operating Officer, National
                                                    Bank of Commerce and the
                                                    Corporation



David Byars (2)                     47       1998   President, Byars Furniture

Robert L. Calvert, III (1)(2)       61       1999   President, Calvert Spalding
                                                    Engineers, Inc., Robert L.
                                                    Calvert Consulting
                                                    Engineers, Inc., and C & H
                                                    Properties, Inc.



Robert A. Cunningham (1)            55       1990   Planter

Robert S. Caldwell, Jr. (2)         59       1999   President, Caldwell
                                                    Furniture & Properties and
                                                    Brownwell Realty


J. Nutie Dowdle (2)                 57       1990   President, Dowdle Butane Gas
                                                    Co., Inc. and Wholesale LP
                                                    Gas Co.


Clifton B. Fowler                   52       1991   President, National Bank of
                                                    Commerce, Starkville Banking
                                                    Center and Vice President,
                                                    of the Corporation



James C. Galloway, Jr.              48       1997   President,
                                                    Galloway-Chandler-McKinney
                                                    Insurance Agency, Inc., and
                                                    Magnolia Financial Services
                                                    Corporation



Hunter M. Gholson (1)               68       1974   Attorney at Law, Gholson,
                                                    Hicks & Nichols

E. Frank Griffin, III               63       1999   Vice Chairman, National Bank
                                                    of Commerce

Bobby L. Harper (1)                 59       1977   Executive Vice President,
                                                    Banking Center
                                                    Administration, National
                                                    Bank of Commerce and
                                                    Chairman of Executive
                                                    Committee of the Corporation



Robert S. Jones (1)                 69       1973   President, Fletcher-Jones,
                                                    Inc.

Lewis F. Mallory,  Jr. (1)          58       1969   Chairman of the Board and
                                                    Chief Executive Officer,
                                                    National Bank of Commerce
                                                    and the Corporation

                                          DIRECTOR
NAME                                AGE     SINCE   PRINCIPLE OCCUPATION
--------------------------------------------------------------------------------
Robert D. Miller (1)                 71      1975   Certified Public Accountant,
                                                    R.D. Miller & Co., C.P.A.


Ralph E. Pogue (2)                   71      1979   Ralph Pogue, Attorney at Law

Thomas J. Prince, Jr.                59      1990   Executive Vice President,
                                                    Division Manager of Consumer
                                                    Financial Services, National
                                                    Bank of Commerce and Vice
                                                    President of the Corporation

Allen  B. Puckett, III, (1)(2)       50      1987   President, Columbus Brick
                                                    Company

Dr. James C. Ratcliff (2)            69      1978   Retired Physician

Sammy J. Smith (3)                   61      1977   Owner, Smith & Byars Men's
                                                    Clothing,

H. Stokes Smith (2)(3)               64      1999   National Sales Manager, The
                                                    Westmount Company

Henry S. Weiss (1)                   70      1988   President, Industrial
                                                    Fabricator, Inc. and
                                                    Columbus Scrap Metal Co.,
                                                    Inc.

-----------------

(1)      Member of Executive Committee
(2)      Member of Audit Committee
(3)      Mr. Sammy J. Smith and Mr. H. Stokes Smith are brothers.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors meets on the second Wednesday of each month with the exception of April, in which the annual shareholder meeting is generally held. During the year ended December 31, 2000, the Board met 11 times. Each such meeting was a regular meeting. Each director attended at least 75% of the aggregate of all meetings held by the Board and the committees on which he or she served.

         The Board has established various standing committees, including the executive committee, the audit committee, the capital planning committee, the corporate responsibility committee, the salary committee and the trust investment committee. These committees generally meet either monthly or quarterly and at call. The Board does not have a standing nominating committee.

         The audit committee supervises the Corporation's internal audit function and general auditor, directs an examination of the Corporation's affairs at least annually and reviews regulatory examination reports on the Corporation and its subsidiaries, including internal audit and loan review reports and audit reports issued by the Corporation's independent auditors. The audit committee held four meetings during 2000. Each member of the audit committee is an "independent director" as defined in Section 121(A) of the American Stock Exchange's Listing Standards. The audit committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement.

         The salary committee reviews and recommends salaries, bonuses and other compensation of certain officers of the Corporation and its subsidiaries, reviews and approves certain compensation plans and policies for employees of the Corporation and its subsidiaries and administers the Corporation's executive compensation plans. The salary committee also supervises compliance by the Corporation and its subsidiaries with laws and regulations relating to hiring, promotion, welfare and benefits of employees of the Corporation and its subsidiaries and assists executive management with management development and succession plans for the Corporation and its subsidiaries. The salary committee held four meetings during 2000.

COMPENSATION OF DIRECTORS

         During 2000, each non-employee director of the Corporation received a $12,000 retainer and $600 for attendance at each meeting of a committee of the Board of Directors of which he or she was a member. The secretary of the Board received an additional retainer of $30,000, and each member of the executive committee received an additional retainer of $8,400. Directors who are employees of the Corporation are not compensated for serving on the Board of Directors or any of its constituent committees.

STOCK OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

         The table on the following page shows, as of March 23, 2001, the number of shares of the Corporation's common stock beneficially owned by (i) each person or entity known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director and nominee, (iii) all executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).

                                                       NUMBER OF
                                                        SHARES
                                                     BENEFICIALLY       PERCENTAGE
          NAME                                         OWNED (A)       OWNERSHIP(B)
----------------------------------------------------------------------------------

Employee Stock Ownership Plan
P. O. Box 840
Columbus, MS 39703                                      316,456            5.1%

Mark Abernathy (1)                                        9,261              *
David Byars (2)                                           9,924              *
Robert S. Caldwell (3)                                   43,791              *
Robert L. Calvert, III (4)                              106,064            1.7%
Robert A. Cunningham (5)                                 81,804            1.3%
J. Nutie Dowdle                                          84,201            1.4%
Clifton B. Fowler (6)                                     6,747              *
James C. Galloway, Jr.                                   67,133            1.1%
Hunter M. Gholson (7)                                    67,850            1.1%
E. Frank Griffin, III (8)                                33,233              *
Bobby L. Harper (9)                                      26,573              *
Robert S. Jones                                          22,388              *
Lewis F. Mallory, Jr. (10)                               83,036            1.3%
Robert D. Miller                                         16,899              *
Ralph E. Pogue                                           15,584              *
Thomas J. Prince, Jr. (11)                               11,581              *
Allen B. Puckett, III(12)                               144,242            2.3%
Dr. James C. Ratcliff (13)                                5,748              *
H. Stokes Smith(14)                                      26,390              *
Sammy J. Smith                                            4,476              *
Henry S. Weiss                                           50,333              *
John R. Davis (15)                                        1,327              *
Richard T. Haston (16)                                    2,664              *

Directors and executive officers as a group             925,148           14.9%
(25 persons)

--------------------
*        Less than one percent

(A) Includes shares as to which such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) under the Securities Exchange Act of 1934.

(B)      Based upon 6,202,460 shares of common stock outstanding.

(1) Includes 396 shares held by NBC's employee stock ownership plan with respect to which Mr. Abernathy has voting power. Also, includes 1,306 shares owned by a trust account in Mr. Abernathy's wife name, as to which he disclaims beneficial ownership.

(2) Includes 2,162 shares owned by Mr. Byars' wife, 1,450 shares over which Mr. Byars serves as custodian for his children, 3,175 shares held through a profit sharing plan and 300 shares held in a business investment account, as to all of which Mr. Byars exercises investment and voting control. Also includes 2,212 shares held in a family trust over which Mr. Byars is trustee and exercises investment and voting control.

(3) Includes 3,502 shares for which Mr. Caldwell serves as custodian for his grandchildren over which he exercises investment and voting control. Also includes exercisable options for 1,768 shares, over which he has no investment or voting control.

(4) Includes 30,536 shares held by a company over which Mr. Calvert has sole investment and voting control, and 1,171 shares owned by Mr. Calvert's wife, as to which he disclaims beneficial ownership.

(5) Includes 16,372 shares held in a trust with respect to which Mr. Cunningham has shared voting and investment power and 54,548 shares owned by partnership as to which Mr. Cunningham has sole voting and investment power.

(6) Includes 1,649 shares held by NBC's employee stock ownership plan with respect to which Mr. Fowler has voting power, and 160 shares as to which Mr. Fowler is a custodian for his child and over which he exercises sole investment and voting control.

(7) Includes 12,500 shares held in trust and 8,348 shares held by Mr. Gholson's wife, as to which he disclaims beneficial ownership. Also, includes 2000 shares in a Limited Liability Corporation and 4,250 shares in trust over which Mr. Gholson has sole voting and investment power.

(8) Includes 12,688 shares held in an employee stock ownership plan and 5,692 shares held in a Profit Sharing Plan, as to which Mr. Griffin exercises investment and voting control. Also, includes 193 shares in an IRA held by Mr. Griffin's wife, 8,400 held directly by Mr. Griffin's wife and 500 shares held in an account for Mr. Griffin's grandchild, with Mr. Griffin's wife as custodian, all of which he disclaims beneficial ownership.

(9) Includes 26,573 shares held by NBC's employee stock ownership plan with respect to which Mr. Harper has voting power.

(10) Includes 36,715 shares held by NBC's employee stock ownership plan with respect to which Mr. Mallory has voting power.

(11) Includes 6,437 shares held by NBC's employee stock ownership plan with respect to which Mr. Prince has voting power.

(12) Includes 29,488 shares held in a trust as to which Mr. Puckett has shared voting and investment power. Additionally, the total includes 2,168 shares owned by a corporation and 6,416 shares as to which Mr. Puckett serves as custodian for his children, over which Mr. Puckett has sole voting and investment power. Also, includes 2,000 shares owned by Mr. Puckett's wife as to which he disclaims beneficial ownership.

(13) Includes 1,288 shares owned by Dr. Ratcliff's wife as to which he disclaims beneficial ownership and 200 shares as to which Dr. Ratcliff serves as custodian for his grandchild and over which he has sole voting and investment power.

(14) Includes 9,368 shares owned by Mr. Smith's wife as to which he disclaims beneficial ownership.

(15) Includes 1,227 shares held by NBC's employee stock ownership plan with respect to which Mr. Davis has voting power and 100 shares owned by Mr. Davis's wife as to which he disclaims beneficial ownership.

(16) Includes 121 shares held by NBC's employee stock ownership plan with respect to which Mr. Haston has voting power.


EXECUTIVE OFFICERS

         The following table sets forth information with respect to the executive officers of the Corporation on December 31, 2000. Unless otherwise indicated, the information under the caption "Position and Business Experience" describes the officer's business experience for the past five years.

OFFICER NAME               SINCE      AGE    POSITION AND BUSINESS EXPERIENCE
--------------------------------------------------------------------------------

Lewis F. Mallory, Jr.      1965       58     Chairman of the Board and Chief
                                             Executive Officer, National Bank of
                                             Commerce and the Corporation

Mark A. Abernathy          1994       44     President and Chief Operating
                                             Officer, National Bank of Commerce
                                             and the Corporation since December
                                             1997, Executive Vice President and
                                             Chief Operating Officer of National
                                             Bank of Commerce and the
                                             Corporation from August 1994
                                             through December 1997

Donald J. Bugea, Jr.       1991       47     Executive Vice President and
                                             Investment Officer, National Bank
                                             of Commerce and Vice President of
                                             the Corporation

OFFICER NAME               SINCE      AGE    POSITION AND BUSINESS EXPERIENCE
--------------------------------------------------------------------------------

John R. Davis              1986       45     Senior Vice President and Trust
                                             Officer, National Bank of Commerce
                                             and Vice President of the
                                             Corporation since January 1999,
                                             Vice President and Trust Officer of
                                             National Bank of Commerce from
                                             January 1991 through December 1998

Clifton B. Fowler          1990       52     President, Starkville Banking
                                             Center National Bank of Commerce
                                             and Vice President of the
                                             Corporation

Bobby L. Harper            1966       59     Executive Vice President, Banking
                                             Center Administration, National
                                             Bank of Commerce and Chairman of
                                             the Executive Committee of the
                                             Corporation

Richard T. Haston          1996       54     Executive Vice President and Chief
                                             Financial Officer, National Bank of
                                             Commerce and Executive Vice
                                             President, Chief Financial Officer
                                             and Treasurer of the Corporation
                                             since January 1997, Senior Vice
                                             President - Finance, National Bank
                                             of Commerce and the Corporation
                                             from September 1996 through
                                             December 1996, Executive Vice
                                             President and Chief Financial
                                             Officer of Legacy Securities from
                                             April 1996 through September 1996

Thomas J. Prince, Jr.      1979       59     Executive Vice President, Division
                                             Manager of Consumer Financial
                                             Services, National Bank of Commerce
                                             and Vice President of the
                                             Corporation since April 1998,
                                             President of Aberdeen Banking
                                             Center, National Bank of Commerce
                                             and Vice President of the
                                             Corporation from January 1985
                                             through April 1998

Tommy M. Tomlinson         1983       47     Executive Vice President, Credit
                                             Administration, National Bank of
                                             Commerce and Vice President of the
                                             Corporation since January 1999 and
                                             Executive Vice President and Senior
                                             Credit Officer of the Starkville
                                             Banking Center of National Bank of
                                             Commerce from January, 1996 through
                                             December, 1998

EXECUTIVE COMPENSATION

         The following table sets forth the compensation for services in all capacities to the Corporation for the fiscal years ending December 31, 2000, 1999 and 1998, of the Chief Executive Officer of the Corporation and each of the four most highly compensated executive officers of the Corporation other than the Chief Executive Officer:

                           SUMMARY COMPENSATION TABLE

                                                                                 ALL OTHER
NAME AND PRINCIPLE POSITION     YEAR          SALARY             BONUS          COMPENSATION
---------------------------     ----          ------             -----          ------------

LEWIS F. MALLORY, JR.           2000         $286,400          $100,240           $35,193(1)
                                1999          272,000            92,200            35,700
                                1998          253,000            88,550            34,788

MARK A. ABERNATHY               2000         $168,500          $ 55,605           $13,857(2)
                                1999          160,000            52,800            14,982
                                1998          153,000            50,490            13,960

RICHARD T. HASTON               2000         $126,000          $ 37,800           $11,537(3)
                                1999          120,000            36,000            12,838
                                1998          115,000            34,500            11,401

BOBBY L. HARPER                 2000         $116,341          $ 27,922           $12,290(4)
                                1999          110,841            33,525            13,273
                                1998          110,841            26,939            12,031

JOHN R. DAVIS                   2000         $ 88,190          $ 35,276           $ 3,822(5)
                                1999           82,000            39,360             3,438
                                1998           71,722             1,853             2,749
                                                                                                                             -------

---------------------

(1) For 2000, includes split-dollar life insurance premiums in the amount of $21,302, dividend equivalent credits to Mr. Mallory's account under the phantom stock plan in the amount of $6,241 and the Corporation's contribution to the 401-K Thrift Plan in the amount of $7,650.

(2) For 2000, includes split-dollar life insurance premiums in the amount of $7,265, dividend equivalent credits to Mr. Abernathy's account under the phantom stock plan in the amount of $1,940 and the Corporation's contribution to the 401-K Thrift Plan in the amount of $4,652.

(3) For 2000, includes split-dollar life insurance premiums in the amount of $6,437 and the Corporation's contribution to the 401-K Thrift Plan in the amount of $5,100.

(4) For 2000, includes split-dollar life insurance premiums in the amount of $6,670 and the Corporation's contribution to the 401-K Thrift Plan in the amount of $5,620.

(5) For 2000, includes the Corporation's contribution to the 401-K Thrift Plan in the amount of $3,822.

         Employment Agreements

         The Corporation is a party to executive employment agreements with Mr. Lewis F. Mallory, Jr., Chairman of the Board and Chief Executive Officer, Mr. Mark A. Abernathy, President and Chief Operating Officer and Mr. Richard T. Haston, Executive Vice President and Chief Financial Officer. The agreement with Mr. Mallory, which expires on December 31, 2003, provides continued employment for a period of five years from the date of a material change of ownership of the Corporation and ensures that during this period of employment, his salary, bonuses and benefits are at least equal to those currently paid by the Corporation. In the event of a change in control of the Corporation (defined as the sale, transfer or exchange of 80% or more of the common stock of the Corporation), the Corporation is required to pay Mr. Mallory a termination benefit equal to three times the average of the aggregate annual compensation paid during the five calendar years preceding such change in control. If Mr. Mallory were terminated in 2001, he would receive a lump sum payment of $1,095,073 under the agreement. The agreements with Mr. Abernathy and Mr. Haston expire on December 31, 2005. Under the terms of these agreements, in the event of a change of control (defined as the transfer, sale or exchange of 50% or more of the common stock of the Corporation), the Corporation will pay to each named executive, a lump sum amount of cash equal to two times the annual salary the executive is receiving when the change of control occurs. If Mr. Abernathy and Mr. Haston were terminated in 2001, they would receive $357,000 and $266,000, respectively. In the absence of a material change in ownership or change in control, any of the executive's employment may be terminated by the Corporation at the discretion of the Board of Directors, without any payment being made.

         Defined Benefit Plan

         The Corporation maintains a retirement plan for employees who are 21 years or older who have completed at least one year of service. The following table specifies the estimated benefits payable upon retirement at age 65 under the plan to persons in the following remuneration and years of service classifications. The benefits are computed based upon a "life and 10 years certain" basis. Benefits payable under the retirement plan are based on a formula that takes into account the individual's average compensation using the five highest earnings years and the number of years of credited service. The maximum benefit payable under the plan is $140,000. Average compensation includes the salaries of executive officers set forth in the Summary Compensation Table but excludes bonuses and contributions by the Corporation to employee benefits plans. Benefits under the retirement plan are fully vested upon completion of a stated period of service. Benefits are not subject to any deduction for Social Security benefits or other offset amounts and are payable at age 65.

5 YEAR AVERAGE                                     YEARS OF SERVICE
ANNUAL EARNINGS          10               20               30                40                45
  -------------------------------------------------------------------------------------------------
   $ 25,000           $ 3,100          $ 6,300          $ 9,400          $ 12,500          $ 13,400
     50,000             6,300           12,500           18,800            25,000            26,900
     75,000            10,200           20,300           30,500            40,700            43,500
    100,000            14,500           29,100           43,600            58,200            61,900
    125,000            18,900           37,800           56,800            75,700            80,400
    160,000*           25,000           50,100           75,100           100,200           106,200

--------------
* Based on annual compensation limits of $150,000 for 1996, $160,000 for 1997-1999 and $170,000 for 2000.

         Credited years of service for those officers whose compensation is disclosed in the Summary Compensation Table follows:

                                           CREDITED YEARS OF
                                             SERVICE AS OF        YEAR INDIVIDUAL
       NAME                                 JANUARY 1, 2001        REACHES AGE 65
       --------------------------------------------------------------------------
       Lewis F. Mallory, Jr.                      36                   2008
       Mark A. Abernathy                           6                   2022
       Richard T. Haston                           4                   2011
       Bobby L. Harper                            34                   2006
       John R. Davis                              14                   2020

         Long Term Incentive Awards

         The Corporation maintains a phantom stock plan that credits units representing the shares of the Corporation's common stock to accounts maintained for the benefit of Messrs. Mallory and Abernathy. Benefits are payable upon the earlier of disability, death or normal retirement at age 65. Payments equal the fair market value of the credits allocated to an officer's account and the equivalent of any cash or stock dividends paid since the crediting of the phantom stock units. No units were credited in 2000. The value of these executive officers' interests in the plan as of December 31, 2000 are reflected below:

                       AGGREGATED PHANTOM UNITS AND VALUES

                                         TOTAL             VALUE OF PHANTOM SHARES
                                   NUMBER OF PHANTOM           AND ACCUMULATED
                NAME               SHARES IN ACCOUNT             DIVIDENDS
         -------------------------------------------------------------------------

         Lewis F. Mallory, Jr.          6,434.4                  $155,358

         Mark A. Abernathy              2,000.0                  $ 47,895

SALARY COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The salary committee of the Board of Directors is responsible for approving the salaries of the executive officers who are also directors of the Corporation, as well as reviewing the compensation of the other executive officers. For 2000, members of this committee, which reports its recommendations to the full Board, were Allen B. Puckett, III (chairman), J. Nutie Dowdle, Hunter M. Gholson, Robert D. Miller, Robert S. Jones, James R. Prude, Sarah Scribner Prude and Henry S. Weiss. All members of the committee are non-employee directors.

         The committee presents its recommendations to the Board after reviewing information compiled by Watson Wyatt, an actuarial and consulting company. Watson Wyatt annually provides recommended salary adjustments on all of the Corporation's salaried positions. Watson Wyatt was retained in 1985 to design and implement a Salary Administration Program, which provides a basis for paying fair and competitive salaries throughout the Corporation, while including a pay for performance philosophy as an underlying principle.

         It is the policy of the Corporation to pay fair and equitable salaries based on the relative value of each position to the Corporation, giving due consideration to compensation paid for comparable work by peer companies of similar size and financial performance in its geographical area. The Corporation's policy is intended to foster the following goals:

         (1) to attract and retain highly qualified individuals by paying salaries which are competitive in the market place;

         (2) to provide maximum motivation to employees by paying salaries within the latitude of established salary grade ranges based on individual job performance; and

         (3) to promote a progressive work force through which the Corporation can attain its objectives.

         To support the Corporation in these goals, Watson Wyatt annually surveys the market to determine the value of each salaried position. This survey data, the individual's level of responsibility, the length of experience at this level, job performance (reviewed annually using a formal management performance appraisal process), and the Corporation's financial performance become components of a written salary recommendation provided by Watson Wyatt. The salary committee evaluates Watson Wyatt's recommendations, gives additional consideration to recommendations of the CEO for subordinate executive officers, and makes adjustments as necessary to maintain internal equity in keeping with budgetary considerations. The action of the committee is subject to approval by the Board of Directors, excluding those directors who also serve as officers. The Board of Directors did not modify or reject in any material way any action or recommendation of the salary committee for 2000.

         Based upon the salary committee's recommendation, the Board of Directors has established a discretionary bonus policy, under which distributions of a portion of earnings exceeding a specific annual income goal are distributed to staff members (excluding certain senior officers). For general staff, participation in the bonus pool, if any, is determined by each employee's pro rata share to total participating salaries of all staff participating in the bonus pool.

         The chief executive officer, certain other executive officers of the Corporation, including those executives whose compensation is disclosed in the Summary Compensation Table, and certain senior officers and lending officers of National Bank of Commerce and its subsidiaries participate in separate bonus plans based upon the attainment of certain pre-determined goals. Their plans were developed to optimize the profitability and growth of the Corporation and motivate certain personnel of the Corporation through the award of compensation based on the attainment of stated performance objectives. The chief executive, chief operating and chief financial officers' bonuses are based upon the attainment of a goal based on a consolidated annual return on average equity. Other executive officers and certain other senior officers participate in a plan that is based upon the attainment of a consolidated corporate income goal and where appropriate, certain performance goals for their respective areas of responsibility. All individual goals are intended to support the achievement of the overall corporate goals.

         Incentive compensation awards for 2000 were predicated upon the Corporation reaching a minimum threshold of performance. The minimum performance threshold was exceeded and actual performance, as provided for by the plan, was utilized to calculate the incentive awards payable to participants. The committee was responsible for the approval of all awards under the plan, which include a total of $256,843 awarded to Messrs. Mallory, Abernathy, Haston, Harper and Davis as participants during 2000. Of this amount, $100,240 was awarded to Mr. Mallory, which represents an amount equal to 35% of his salary.

                                 Respectfully submitted,

                                 The Salary Committee of the Board of Directors,

Allen B. Puckett, III, Chairman     Robert S. Jones           Sarah S. Prude
J. Nutie Dowdle                     Robert D. Miller          Henry S. Weiss
Hunter  M. Gholson                  James R. Prude

SALARY COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         All members of the salary committee are non-officer directors. Member Hunter M. Gholson is a partner in a law firm which was retained by the Corporation during 2000 and which is anticipated to be retained during 2001. During 2000, no executive officer of the Corporation or any of its subsidiaries served as a member of the salary committee (or other board or committee performing similar functions).

AUDIT COMMITTEE REPORT

         The audit committee has reviewed and discussed the audited financial statements with management and T. E. Lott & Company. The discussions with T. E. Lott & Company included the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the audit committee received the written disclosures and the letter from T. E. Lott & Company required by Independence Standards Board Standard No. 1 and discussed this information with representatives of T. E. Lott & Company.

         Based upon the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's annual report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                           Respectfully submitted,

                           The Audit Committee of the Board of Directors,

David Byars, Chairman         J. Nutie Dowdle              Dr. James C. Ratcliff
Robert S. Caldwell, Jr.       Ralph E. Pogue               H. Stokes Smith
Robert L. Calvert, III        Allen B. Puckett, III

                                PERFORMANCE GRAPH

         The Securities and Exchange Commission requires that the Corporation include in its proxy statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a performance indicator of the overall stock market and either a nationally recognized industry standard or an index of peer companies selected by the Corporation. Since the Corporation's common stock began trading on the American Stock Exchange in April of 2000, the broad market index used in the graph is the AMEX Market Index. In prior years, the Corporation has shown the NASDAQ Market Index. Because fiscal 2000 was a year of change, both the AMEX Market Index and the NASDAQ Market Index are included. The Corporation has chosen to use Media General Financial Services Industry Group "413-REGIONAL -SOUTHEAST BANKS" as its peer group index. A list of the companies is included in the index following the graph presentation.

         The graph presentation assumes that $100 was invested in shares of the relevant issuers on January 1, 1996, and all dividends were immediately invested in additional shares. The value of the initial $100 investment is shown at one-year intervals for a five-year period ending December 31, 2000. For purposes of constructing this data, the returns of each component issuer have been weighted according to that issuer's market capitalization.

                                    [GRAPH]

-----------------------------------------------------------------------------------
                NBC CAPITAL
 YEAR           CORPORATION           NASDAQ            MG GROUP          AMEX
-----------------------------------------------------------------------------------
1995               100                 100                100             100
-----------------------------------------------------------------------------------
1996               116.04              124.27             127.65          105.52
-----------------------------------------------------------------------------------
1997               159.72              152.00             220.89          126.97
-----------------------------------------------------------------------------------
1998               202.1               214.39             210.37          125.25
-----------------------------------------------------------------------------------
1999               147.88              378.12             174.97          156.15
-----------------------------------------------------------------------------------
2000               102.28              237.66             178.63          154.23
-----------------------------------------------------------------------------------



                MG INDUSTRY GROUP 413-REGIONAL-SOUTHEAST BANKS:

1ST  NATIONAL BANCSHS                     EASTERN VIRGINIA BNKSHRS               MID-AMERICA BANCORP
20 / 20 WEB DESIGN                        EUFAULA BANCCORP INC                   MIDSOUTH BANCORP
ACADIANA BANCSHARES INC                   EXCHANGE BANCSHARES                    NATIONAL COMMERCE BANCP
ADMIRALTY BANCORP CL B                    FARMERS CAPITAL BANK CP                PENSECO FINL SVCS CORP
ALABAMA NATIONAL BANCORP                  FAUQUIER BANKSHARES INC                PEOPLES BANCTRUST CO
AMSOUTH BANCORPORATION                    FIRST CAPITAL BANK                     PEOPLES HOLDING CO
AREA BANCSHARES CORP                      FIRST M & F CORPORAITON                PREMIER FINANCIAL BANCP
AUBURN NATIONAL BANC INC                  FIRST TENNESSEE NATL CP                REGIONS FINANCIAL CORP
BANC CORPORATION                          FIRST UNITED BANCSHARES                REPUBLIC BANKING CORP
BANCORPSOUTH INC                          FLORIDA BANKS INC                      S.Y. BANCORP INC
BANK OF THE OZARKS INC                    FNB CORPORATION (VA)                   SIMMONS FIRST NATL CORP
BRITTON & KOONTZ CAP CP                   FOUR OAKS FINCORP                      SOUTH ALABAMA BANCORP
CARDINAL FINANCIAL CORP                   FRONTIER NATIONAL                      SOUTHCOAST FINL
CHEASAPEAKE FINANCIAL SHS                 HANCOCK HOLDING CO                     SOUTHTRUST CORP
CNB FLORIDA BANKSHARES                    HERITAGE BANKSHARES                    TRUSTMARK CORP
COLONIAL BANCGROUP CL A                   HIBERNIA CORP A                        UNION PLANTERS CORP
COMMUNITY FINANCIAL GRP                   IBERIABANK CORPORATION                 UNITED FINANCIAL HOLDING
COMMUNITY TRUST BNCP INC                  INTERCOUNTY BANCSHS                    UNITED SECURITY BANCSHRS
COMPASS BANCSHARES INC                    LAMAR CAPTIAL CORP                     WHITNEY HOLDING CORP
CRESCENT BANKING COMPANY

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Corporation's consolidated financial statements for the year ended December 31, 2000, were audited by the firm of T. E. Lott & Company. T. E. Lott & Company has also been appointed to audit the Corporation's financial statements for 2001. A representative of T. E. Lott & Company is expected to be present at the annual meeting. If present, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

         The fees billed for services rendered by T. E. Lott & Company for the fiscal year 2000 were as follows:

         AUDIT FEES - Audit fees of T. E. Lott & Company for the audit of the Corporation's annual financial statements and review of those financial statements included in the Corporation's reports on Form 10-Q were approximately $126,330.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES - T. E. Lott & Company did not render any financial information systems design and implementation services for the Corporation during the fiscal year ending December 31, 2000.

         ALL OTHER FEES - Aggregate fees billed to the Corporation by T. E. Lott & Company for all other services rendered for the fiscal year 2000 totaled approximately $68,129. These fees relate to employee benefit plan and student loan audits, preparation of income and other tax returns, services in connection with mergers and acquisitions and other general consultation services.

         The audit committee has considered the compatibility of these non-audit services with maintaining T. E. Lott & Company's independence.

          CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND INDEBTEDNESS

         During the fiscal year 2000, the law firm of Gholson, Hicks and Nichols provided legal services to the Corporation and its subsidiary. Hunter Gholson, a director of the Corporation, is associated with Gholson, Hicks and Nichols, a professional association. Gholson, Hicks, and Nichols received a total of $89,031 in legal fees from the Corporation during the fiscal year 2000.

         On March 22, 2001, the Corporation entered into a definitive stock purchase agreement with Sarah S. Prude, a director of the Corporation, and Mrs. Prude's son, James R. Prude, also a director of the Corporation, pursuant to which the Corporation purchased 976,676 shares of common stock of the Corporation beneficially owned by Mrs. Prude and Mr. Prude for $25.10 per share. Of the total purchase price, approximately $2,000,000 will be paid, upon the liquidation of a company controlled by Mrs. Prude and Mr. Prude, to a trust established for the benefit of various charitable causes under the will of Mrs. Prude's brother, and approximately $500,000 to his estate. The remainder of the purchase price is attributable to Mrs. Prude and Mr. Prude and certain of their affiliated entities.

         Certain directors and officers of the Corporation, businesses with which they are associated, and members of their immediate families are customers of the National Bank of Commerce and had transactions with the National Bank of Commerce in the ordinary course of its business during the years ended December 31, 2000, and 1999. As of December 31, 2000, the aggregate principal amount of indebtedness (including unfunded commitments) owed to the National Bank of Commerce by these related parties was $28,770,000. This indebtedness comprised approximately 4.44% of the total currently outstanding loans, net of unearned interest, as of December 31, 2000. In the opinion of the Board of Directors, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.



                                  OTHER MATTERS

         Management of the Corporation is not aware of any other matters to be brought before the annual meeting. However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Corporation's directors, executive officers, and any person beneficially owning more than ten percent of the Corporation's common stock to file reports of securities ownership and changes in that ownership with the Commission. Officers, directors and greater than ten percent stockholders also are required by rules promulgated by the Commission to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms filed during 2000, the Corporation believes that during the fiscal year ended December 31, 2000, its officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements, except as follows: David Byars filed a late Form 4 for 300 shares acquired February 28, 2000; Robert L. Calvert filed a late Form 4 for 1,000 shares acquired on November 14, 2000; J. Nutie Dowdle filed a late Form 4 for 1,000 shares acquired on January 28, 2000; Richard T. Haston filed a late Form 4 for 500 shares acquired November 20, 2000; Robert D. Miller filed a late Form 4 for 200 shares acquired on January 20, 2000; James R Prude filed late Form 4's for 6,000 shares sold on March 28, 2000 and for 7,500 shares sold during the period from October through December 2000; Allen B Puckett, III, filed late Form 4's for 500 shares acquired on December 28, 1999 and 500 shares acquired on December 30, 1999; and Henry S. Weiss filed a late Form 4 for 200 shares acquired on February 16, 2000.


                            PROPOSALS OF SHAREHOLDERS

         At the annual meeting each year, the Board of Directors submits to shareholders its nominees for election as directors. The Board of Directors may also submit other matters to the shareholders for action at the annual meeting. Shareholders of the Corporation may also submit proposals for inclusion in the proxy materials. Proposals of shareholders intended to be presented at the 2002 annual meeting of shareholders must be received by Lewis F. Mallory, Jr., Chairman of the Board and Chief Executive Officer of the Corporation at 301 East Main Street, Starkville, Mississippi 39759, no later than Friday, February 15, 2002, in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2002 annual meeting.


                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         Upon the written request of any record holder or beneficial owner of the shares entitled to vote at the annual meeting, the Corporation, without charge, will provide a copy of its annual report on Form 10-K for the year ended December 31, 2000, which was filed with the Securities and Exchange Commission on March 30, 2001. Requests should be mailed to Richard T. Haston, Executive Vice President and Chief Financial Officer, at P.O. Box 1187, Starkville, Mississippi, 39760.

APPENDIX A

                             NBC CAPITAL CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


I.       SCOPE OF RESPONSIBILITY OF AUDIT COMMITTEE

         A.       General

         B. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by (1) overseeing the Company's development of a system of financial reporting, auditing, internal controls and legal compliance, (2) monitoring the operation of such system and (3) reporting to the Board of Directors periodically concerning activities of the Audit Committee.

         C.       Relationship to Other Groups

                  1. Allocation of Responsibilities. The management of the Company is principally responsible for developing the Company's accounting practices, preparing the Company's financial statements and maintaining internal controls. The internal auditors are responsible for objectively assessing the Company's internal controls. The outside auditors are responsible for auditing and attesting to the Company's financial statements and evaluating the Company's internal controls. The Audit Committee, as the delegate of the Board of Directors, is responsible for overseeing this process.

                  2. Accountability. The outside and internal auditors shall be apprised that they are ultimately accountable to the Board of Directors and the Audit Committee.

                  3. Communication. The Audit Committee shall strive to maintain an open and free avenue of communication among management, the outside auditors, the internal auditors, and the Board of Directors.

II.      COMPOSITION OF AUDIT COMMITTEE

         The Audit Committee shall be comprised of three or more directors selected in accordance with the Company's bylaws, each of whom shall meet the standards of independence or other qualifications required from time to time by the American Stock Exchange (or, if the Company's common stock is principally traded on some other exchange or trading system, any such standards of independence or other qualifications required by such other exchange or system).

III.     MEETINGS OF AUDIT COMMITTEE

         The Audit Committee shall meet at least three times annually, or more frequently if the Committee determines it to be necessary. To foster open communications, the Audit Committee may invite other directors or representatives of management, the outside auditors or the internal auditors to attend any of its meetings, but reserves the right in its discretion to meet in executive session. The Audit Committee shall maintain written minutes of all its meetings and provide a copy of all such minutes to every member of the Board of Directors.

IV.      POWERS OF AUDIT COMMITTEE

         A.       Activities and Powers Relating to the Annual Audit

                  1. Planning the Annual Audit. In connection with its oversight functions, the Audit Committee shall monitor the planning of each annual audit of the Company's financial statements, including taking any of the following actions that the Audit Committee deems to be necessary or appropriate in connection therewith:

                           a.       approve or ratify the selection and
                                    compensation of the outside auditors and the terms of the outside auditors' annual engagement letter;

                           b. review significant relationships between the outside auditors and the Company, including those described in written statements of the outside auditors furnished under Independence Standards Board Standard No. 1; and

                           c. discuss with the outside and internal auditors the scope and comprehensiveness of their respective audit plans and the internal auditors' staffing and budget.

                  2. Review of Annual Audit. The Audit Committee will review the results of each annual audit with the outside auditors, including a review of any of the following matters that the Audit Committee deems to be necessary or appropriate:

                           a. the Company's annual financial statements and related footnotes, and any report, opinion or review rendered thereon by the outside auditors or management;

                           b. other sections of the Company's 10-K annual report that pertain principally to financial matters;

                           c. significant audit findings, adjustments, risks or exposures;

                           d. "reportable conditions" or other matters that are required by generally accepted auditing standards to be communicated by outside auditors to the Audit Committee;

                           e. difficulties or disputes with management or the internal auditors encountered during the course of the audit;

                           f. the outside auditors' views regarding the clarity of the Company's financial disclosures, the quality of the Company's accounting principles as applied, the underlying estimates and other significant judgments made by management in preparing the financial statements, and the compatibility of the Company's principles and judgments with prevailing practices and standards;

                           g. significant changes in the Company's accounting principles, practices or policies during the prior year and the rationales therefor;

                           h. the accounting implications of significant new transactions;

                           i. the adequacy of the Company's financial reporting processes, internal controls and corporate compliance procedures;

                           j. significant changes required in the outside auditors' audit plan for future years; and

                           k.       the extent to which the Company has
                                    implemented changes in financial and
                                    accounting practices or internal controls that were previously recommended by the internal or outside auditors or approved by the Audit Committee.

                  3. Post-Audit Review Activities. In connection with or following the completion of its review of the annual audit, the Audit Committee or its Chairman may in their discretion elect to meet with the internal auditors or management to discuss (a) any changes required in the internal audit plan or the internal auditors' budget for future periods or (b) any other appropriate matter listed in Section IV(A)(2) above.

         B.       Other Powers

                  The Audit Committee may also take any or all of the following actions that it deems to be necessary or appropriate:

                  1. meet jointly or separately from time to time with representatives of the outside auditors, the internal auditors, or any member of management to discuss the objectivity and independence of the outside or internal auditors or any other issue referred to in this Charter;

                  2. make recommendations to management or the Board of Directors regarding (a) the replacement of the outside auditors, (b) changes in the staffing, budget or charter (if any) of the internal auditors, or (c) changes in the services or practices of the outside or internal auditors;

                  3. adopt resolutions that require management to either notify or obtain the approval of the Audit Committee or its Chairman prior to the Company's retainment of the outside auditors to perform any consulting or other non-audit services that will result in annual payments exceeding $25,000;

                  4. request management or the outside or internal auditors to provide analysis or reports regarding (a) any "second opinion" sought by management from an audit firm other than the Company's outside auditors or (b) any other information that the Audit Committee deems necessary to perform its oversight functions;

                  5. conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities, and employ independent legal counsel or other professionals to assist in any such investigations;

                  6. require the internal auditors to provide the Audit Committee or its Chairman with a copy of all internal reports to management and management's responses thereto;

                  7. review periodically the effectiveness and adequacy of the Company's corporate compliance procedures, and consider, adopt and recommend to the Board of Directors any proposed changes thereto as management or the Audit Committee deems appropriate or advisable;

                  8. review periodically the procedures established by the Company to monitor its compliance with debt covenants;

                  9. consult periodically with the Company's legal counsel concerning the Audit Committee's responsibilities or legal matters that may have a material impact on the Company's financial statements, internal controls, or corporate compliance procedures;

                  10. undertake any special projects assigned to it by the Board of Directors;

                  11. issue any reports or perform any other duties required by (a) the Company's articles of incorporation or bylaws, (b) applicable law or (c) rules or regulations of the Securities and Exchange Commission, the American Stock Exchange, or any other self-regulatory organization having jurisdiction over the affairs of the Audit Committee; and

                  12. consider and act upon any other matters concerning the financial affairs of the Company as the Audit Committee, in its discretion, may determine to be advisable in connection with its oversight functions.

         NOTWITHSTANDING ANYTHING IN THIS SECTION IV TO THE CONTRARY, THE COMMITTEE SHALL NOT BE REQUIRED TO TAKE ALL OF THE ACTIONS OR TO EXERCISE ALL OF THE POWERS ENUMERATED ABOVE, AND THE COMMITTEE'S FAILURE TO TAKE ANY ONE OR MORE SUCH ACTIONS OR TO EXERCISE ANY ONE OR MORE SUCH POWERS IN CONNECTION WITH THE GOOD FAITH EXERCISE OF ITS OVERSIGHT FUNCTIONS HEREUNDER SHALL IN NO WAY BE CONSTRUED AS A BREACH OF ITS DUTIES OR RESPONSIBILITIES TO THE COMPANY, ITS DIRECTORS OR ITS SHAREHOLDERS.

V.       REVIEW OF CHARTER

         The Audit Committee shall review this Charter annually, and may consider, adopt and submit to the Board of Directors any proposed changes that the Audit Committee deems appropriate or advisable.

                               * * * * * * * * * *

PROXY

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 8, 2001
                            NBC CAPITAL CORPORATION
                            STARKVILLE, MISSISSIPPI

      The undersigned shareholder(s) hereby appoint(s) Robert L. Calvert, III,
J. Nutie Dowdle, Robert D. Miller and Sammy J. Smith or any one of them (with full power to act alone), proxies for the undersigned to attend the annual meeting of the shareholders of NBC Capital Corporation to be held on Tuesday, May 8, 2001 at 5:00 p.m. at the National Bank of Commerce, Columbus Banking Center, 803 Main Street, Columbus, Mississippi, and any and all adjournments, thereof, with full power for any of them to appoint and to revoke the appointment of a substitute for themselves at such meeting or at any and all adjournments thereof, and to vote as many shares of the capital stock of NBC Capital Corporation as the undersigned would be entitled to vote if personally present.

     This proxy will be voted as directed below on the proposals set forth in the proxy statement of the meeting.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                            - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
 "FOR" ALL NOMINEES LISTED BELOW.

                                    WITHHOLD
                             FOR    AUTHORITY
ITEM 1. To elect twenty      [ ]       [ ]     (INSTRUCTION: To withhold authority to       --- Lewis F.         --- Bobby Harper
one directors of NBC                           vote for any individual nominee check the        Mallory, Jr.     --- Robert S.
Capital Corporation to                         box above to vote "FOR" all nominees and     --- Mark A.              Jones
serve until the 2002                           strike a line through the nominee's name         Abernathy        --- Robert D.
annual meeting, or until                       in the list below. Holders of common stock   --- David Byars          Miller
their Successors are duly                      may cumulate their votes for one or more     --- Robert S.        --- Ralph E.
elected and qualified.                         directors. To cumulate votes, place the          Caldwell, Jr.        Pogue
                                               number of votes for a director on the line   --- Robert L.        --- Thomas J.
                                               next to such director's name)                    Calvert, III         Prince, Jr.
                                                                                            --- Robert A.        --- Allen
                                                                                                Cunningham           Puckett, III
                                                                                            --- J. Nutie Dowdle  --- Dr. James C.
                                                                                            --- Clifton B.           Ratcliff
                                                                                                Fowler           --- Sammy J.
                                                                                            --- James C.             Smith
                                                                                                Galloway, Jr.    --- H. Stokes
                                                                                            --- Hunter M.            Smith
                                                                                                Gholson          --- Henry S.
                                                                                            --- E. Frank             Weiss
                                                                                                Griffin, III

                                                                                           FOR    AGAINST  ABSTAIN
                                                              ITEM 2. In their             [ ]      [ ]      [ ]
                                                              discretion, the proxies
                                                              are authorized to vote
                                                              upon such other business
                                                              as may properly come
                                                              before the annual meeting
                                                              or any adjournment
                                                              thereof.

                                                                         ------------------------------   ------------
                                                                            Signature of Stockholder          Date

                                                                         ------------------------------   ------------
                                                                            Signature if held jointly         Date

NOTE: Please sign exactly as the name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).
Please mail in the accompanying postpaid envelope.

                            - FOLD AND DETACH HERE -